UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 2, 2023

Evans Bancorp, Inc.
_______________________________________
(Exact Name of Registrant as Specified in Charter)

New York	001-35021	16-1332767
______________________________ (State or Other Jurisdiction	_______________ (Commission	___________________ (I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6460 Main Street, Williamsville, New York		14221
_____________________________________________ (Address of Principal Executive Offices)		____________ (Zip Code)

Registrant’s Telephone Number, Including Area Code:	716-926-2000

Not Applicable
____________________________________________________
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2023 Annual Meeting, held on May 2, 2023, shareholders approved the following Board of Director’s proposals:

Proposal I – the election of Michael A. Battle, Jody L. Lomeo, Nora B. Sullivan, Dawn DePerrior, and Robert A. James as directors for a term of three years.

Proposal II – approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

Proposal III - the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

The following table reflects the tabulation of votes with respect to the matters voted on at the 2023 Annual Meeting:

Proposal I: Election of Directors

Michael A. Battle

FOR: 3,368,997

WITHHELD: 52,129

BROKER NON-VOTES: 825,329

Jody L. Lomeo

FOR: 3,363,589

WITHHELD: 57,537

BROKER NON-VOTES: 825,329

Nora B. Sullivan

FOR: 3,371,934

WITHHELD: 49,192

BROKER NON-VOTES: 825,329

Dawn DePerrior

FOR: 3,386,534

WITHHELD: 34,592

BROKER NON-VOTES: 825,329

Robert A. James

FOR: 3,390,523

WITHHELD: 30,603

BROKER NON-VOTES: 825,329

Proposal II: The proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers:

FOR: 3,259,990

AGAINST: 45,437

ABSTAIN: 115,699

BROKER NON-VOTES: 825,329

Proposal III: Ratification of the appointment of Crowe LLP as Evans Bancorp, Inc.’s independent registered public accounting firm for fiscal year 2023:

FOR: 4,193,809

AGAINST: 14,887

ABSTAIN: 37,759

The following directors also continued their terms in office following the 2023 Annual Meeting:

David J. Nasca

Kevin D. Maroney

Robert G. Miller, Jr.

Kimberley A. Minkel

Christina P. Orsi

Michael J. Rogers

David R. Pfalzgraf, Jr.

Lee C. Wortham

Thomas H. Waring, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

May 3, 2023	Evans Bancorp, Inc.
By: /s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer